SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 20, 2003



                              Eastman Kodak Company
              (Exact name of registrant as specified in character)



   New Jersey                         1-87                      16-0417150
   ------------------------------------------------------------------------
   (State or Other Jurisdiction    (Commission                (IRS Employer
        of Incorporation)          File Number)          Identification No.)


                                343 State Street
                            Rochester, New York 14650
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code (585) 724-4000
                                                          --------------



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Item 5.  Other Events
-----------------------

       Exhibit:
       --------

                 Press Release issued July 21, 2003             Furnished with
                 regarding agreement by the Company             this document
                 to acquire the stock of PracticeWorks, Inc.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               EASTMAN KODAK COMPANY


                                               By: /s/ Robert P. Rozek
                                               ----------------------
                                               Name:  Robert P. Rozek
                                               Title: Controller

Date:  July 21, 2003